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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   __________
                                    FORM 8-K

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURTIES AND EXCHANGE ACT OF 1934

                           Date of Report: May 6, 2004
                  Date of earliest event reported: May 6, 2004

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                               AMISTAR CORPORATION
             (Exact name of registrant as specified in its Charter)
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           CALIFORNIA                                            95-2747332
           ----------                                            ----------
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                                     0-13403
                                     -------
                                   (Commission
                                  file number)

                                237 VIA VERA CRUZ
                            SAN MARCOS, CA 92069-2698
                    (Address of principal executive offices)

                            AREA CODE (760) 471-1700
                         (Registrant's telephone number,
                              including area code)



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ITEM 7 (c). EXHIBITS

Exhibit 99-Press Release of Amistar Corporation dated May 6, 2004, reporting Amistar's financial results for the first quarter 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 6, 2004, Amistar Corporation issued a press release announcing its financial results for the first quarter of 2004. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2004                        Amistar Corporation

                                         By: /s/ Gregory D. Leiser
                                             ----------------------------
                                             Gregory D. Leiser
                                             Vice President Finance and
                                             Chief Financial Officer